Filed Pursuant to Rule 497(e)
Series Portfolios Trust Registration No. 333-206240

Unusual Whales Subversive Democratic Trading ETF (NANC)
Listed on Cboe BZX Exchange, Inc.
Unusual Whales Subversive Republican Trading ETF (KRUZ)
Listed on Cboe BZX Exchange, Inc.
(together, the “Funds”)

Supplement dated August 23, 2024 to the
Summary Prospectuses, Prospectus and Statement of Additional Information
each dated January 31, 2024, as supplemented

At a meeting held on August 23, 2024, based upon the recommendation of Tidal Investments, LLC (“Tidal”), the Funds’ current investment adviser, the Board of Trustees of Series Portfolios Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (each, a “Reorganization” and together, the “Reorganizations”) of each Fund, each a series of the Trust, into a separate and newly created shell series of Tidal ETF Trust (the “Acquiring Trust”) of the same name (each, an “Acquiring Fund” and together, the “Acquiring Funds”).

Following the Reorganization, if the Plan of Reorganization is approved by shareholders of the Funds, the Acquiring Funds will be managed by Tidal, the Funds’ current investment adviser, and the same portfolio managers at Tidal that currently manage the Funds will continue to be responsible for the day-to-day management of each Acquiring Fund’s portfolio. The Acquiring Funds will have the same investment objectives and substantially similar investment strategies, policies, and risks as those of the Funds.

The Reorganizations are subject to shareholder approval, although no shareholder action is necessary at this time. A notice of a special meeting of shareholders and a combined proxy statement/prospectus (the “Proxy Statement”) seeking Fund shareholder approval of the Plan of Reorganization will be sent in the near future to Fund shareholders. The Proxy Statement will contain important information about the Reorganizations and the Acquiring Funds, including information about Acquiring Funds’ investment strategies, risks, fees and expenses. The special meeting of shareholders is expected to be held in December 2024, and the Reorganization, if approved, is expected to occur shortly thereafter. The Reorganization will not affect the value of your account’s investment in a Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. Each Acquiring Fund’s unitary management fee will be lower than the corresponding Fund’s unitary management fee.

Fund shareholders may continue to purchase and sell shares of a Fund until the last business day before the closing of the Reorganization subject to the limitations described in the Prospectus. After the Reorganization, purchase and sale requests will be with respect to an Acquiring Fund. As will be discussed in the forthcoming Proxy Statement, the Funds will not bear any of the costs related to the Reorganization.

Please retain this Supplement for future reference.